Exhibit 10.7

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10). SUCH EXCLUDED INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDING AGREEMENT OF THE ORIGINAL PURCHASE AND SALE CONTRACT WITH RESERVATION OF TITLE OF ASSETS OF PLANT II ENTERED INTO BY [***] (HEREINAFTER REFERRED TO AS "THE SELLER"), REPRESENTED IN THIS ACT BY MR. [***]; AND ON THE OTHER HAND, [***] (HEREINAFTER REFERRED TO AS "THE BUYER"), REPRESENTED IN THIS ACT BY MS. [***]; (COLLECTIVELY "THE PARTIES"); THESE ARE SUBJECT TO THE FOLLOWING DECLARATIONS AND CLAUSES:

I.	D E C L A R A C I O N E S.

A.	"THE SELLER" declares through its legal representative:

1.	That it is a commercial company legally constituted in accordance with Mexican law, as stated in Public Deed No. 36,539 executed on March 14, 1996 by Mr. Adrián R. Iturbide Galindo, Notary Public No. 139 of Mexico City (formerly the Federal District), registered in the Public Registry of Commerce of Mexico City under Commercial Folio No. 75811.

2.	That its legal representative has sufficient powers to enter into this agreement, which have not been revoked, limited or modified in any way.

3.	That it is your will to enter into this agreement amending the PURCHASE AND SALE CONTRACT WITH RESERVATION OF OWNERSHIP OF ASSETS described in the following sections.

B.	"THE BUYER" declares through its legal representative:

1.	That it is a commercial company legally constituted in accordance with Mexican laws, as stated in Public Deed No. 2,239 granted on September 23, 2021 by Mr. Juan Carlos Gallegos Isais, Notary Public No. 1 of the City of Victoria, Durango registered in the Public Registry of Commerce of Gómez Palacio, Durango under the Electronic Commercial Folio 2021078094.

2.	That its legal representative has sufficient powers to enter into this agreement, which have not been revoked, limited or modified in any way.

3.	That it is your wish to enter into this amending agreement to the CONTRACT OF SALE WITH RESERVATION OF TITLE TO ASSETS OF PLANT II which is described in the following sections.

C.	"THE SELLER" and "THE BUYER" declare.

1.	That they entered into a PURCHASE AND SALE AGREEMENT WITH RESERVATION OF OWNERSHIP OF ASSETS dated April 29, 2024, which they wish to modify by mutual agreement ("PURCHASE AND SALE CONTRACT").

2.	That it is of their free will to enter into this amending agreement, without error, fraud, violence or any other defect of consent that could invalidate it.

3.	That they mutually recognize the personality and legal capacity with which they appear at the conclusion of this agreement.

II.	CLAUSES.

FIRST MODIFICATION - The PARTIES agree by mutual agreement to modify the ORIGINAL CONTRACT OF SALE WITH RESERVATION OF TITLE OF THE ASSETS OF THE PLANT PLANT II, WHICH IS ENTERED INTO ON THE ONE HAND BY THE COMPANY CALLED [***] REPRESENTED IN THIS ACT BY MR. [***], WHO HEREINAFTER WILL BE REFERRED TO AS "THE SELLER"  AND ON THE OTHER HAND [***] in the following terms:

Clause TWO, in its paragraphs 2.2 and 2.3, is amended to read as follows:

2.2.The "BUYER" hereby undertakes to pay the total price indicated in the previous paragraph, in accordance with the following payment table, with each payment backed by a respective promissory note:

Payment	AMOUNT	PAYMENT DATE
1	US $500,000.00 (Five hundred thousand dollars 00/100 legal tender of the United States of America) or its equivalent in national currency, plus Value Added Tax (VAT).	June 17, 2024
2	US $2,500,000_.00 (Two million five hundred thousand dollars 00/100 legal tender of the United States of America) or its equivalent in national currency, plus Value Added Tax (VAT).	July 01, 2024

2.3.The "BUYER" undertakes to pay on the dates set forth above or on the following business day by deposit or bank transfer, in any of the following bank accounts:

Banco: [***]

Account: [***]

Beneficiary: [***]

Banco: [***]

AWIFT: [***]

Account: [***]

Beneficiary: [***]

SECOND MODIFICATION - Subsistence of the Original Contract. The clause and subparagraphs mentioned in the previous paragraphs are modified and/or added to be drafted in the terms established in this agreement.

The PARTIES agree that the clauses, terms, conditions and stipulations of the CONTRACT OF SALE WITH RESERVATION OF TITLE OF ASSETS that have not been expressly modified by virtue of this Agreement, will continue in force under the same terms in which they were originally agreed.

Likewise, the PARTIES agree that the modifications and/or additions made by virtue of this Agreement will form an integral part of the PURCHASE AND SALE CONTRACT WITH RESERVATION OF TITLE TO ASSETS and therefore their compliance will be mandatory for the PARTIES.

THIRD MODIFICATION .- Jurisdiction and Applicable Laws. For the interpretation and compliance of this agreement, the parties expressly submit to the laws and competent courts of the City of Torreón, Coahuila, waiving any other jurisdiction that by reason of their present or future domiciles may correspond to them.

FOURTH.MODIFICATION - Ratification. The PARTIES agree to ratify the content and signatures of this Agreement before a Notary Public within 5 (five) business days from the signing of this Agreement.

This document is signed in three copies, one for each of the PARTIES, one for notarial purposes, and once read, they ratify it in all its terms and sign, for due record, on the _________________ of the year 2024, in the Town of Velardeña, Municipality of Cuencamé, Durango.

THE "BUYER" ______________________________ [***] Represented at this event by __________________________________	THE "SELLER" ______________________________ [***] Represented at this event by _________________________________

A witness is suggested for each of the parties

"WITNESS" ______________________________ [***] Represented at this event by	"WITNESS" ______________________________ [***] Represented at this event by ______________________________